EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C.  SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Flint Telecom Group, Inc. (the "Company") on Form 10-Q for the quarter ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), Vincent Browne, Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Accounting Officer) of the Company, certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATED: February 22, 2011
            /s/ Vincent Browne
                                                 -------------------------------
                                                 VINCENT BROWNE
                                                 CHIEF EXECUTIVE OFFICER (PRINCIPAL EXECUTIVE OFFICER) AND CHIEF FINANCIAL OFFICER (PRINCIPAL ACCOUNTING OFFICER)